**UNANIMOUS CONSENT OF BOARD OF DIRECTORS
IN LIEU OF SPECIAL MEETING OF THE BOARD OF
DIRECTORS OF
POTNETWORK HOLDINGS. INC.**

The undersigned, being all of the directors of PotNetwork Holdings. Inc., a Colorado corporation (the "Corporation"), hereby take the following corporate actions and adopts the following resolutions which corporate actions and resolutions shall have the same force and effect as a unanimous vote of the directors of the Company at a formal special meeting of the directors of said Company:

CHANGE IN OFFICERS AND DIRECTORS

WHEREAS, the Board of Directors has determined that it is in the best interest of the Corporation that an additional officer be appointed by the Corporation, which additional officer shall also serve a new member of its Board of Directors (the "New Officer and Director"), and that effective upon the acceptance of such appointments by the New Officer and Director (the "Effective Time"), Lee Lefkowitz shall become a new member of the Board of Directors of the Corporation and shall serve as an officer of the Corporation in the capacity of the Corporation's Chief Executive Officer ("CEO") and President; and

WHEREAS, immediately following the Effective Time, Kevin Hagen, current CEO and President and member of the Board of Directors of the Corporation, has agreed to resign as current CEO and President and a member of the Board of Directors of the Corporation to be replaced in each said position by the New Officer and Director (the "Resignation"); and

WHEREAS, the Corporation has agreed to retain Kevin Hagen in his current position as President, Secretary and Treasurer of First Capital Venture Co., a subsidiary of the Corporation which is the owner and operator of Diamond CBD.

NOW, THEREFORE, IT IS

RESOLVED, that at the Effective Time, the Board of Directors, pursuant to its authority granted by Section 3.3.(b) of the Company's Bylaws, hereby affirms. ratifies and approves the appointment of Lee Lefkowitz as a member of the Board of Directors of the Corporation and the Corporation's CEO and President; and

FURTHER RESOLVED, that the Board of Directors of the Corporation at the Effective Time shall accept the Resignation of Kevin Hagen, and that, moreover, Kevin Hagen shall retain his positions as President, Secretary and Treasurer of First Capital Venture Co., a subsidiary of the Corporation.

GENERAL RESOLUTION

FURTHER RESOLVED, that any and all acts or actions heretofore taken by the designated, authorized Officers of the Company on behalf of the Company, in connection with the transactions contemplated by these resolutions, be, and the same hereby arc, ratified and confirmed acts and deeds of the Company; and

FURTHER RESOLVED, that any party to whom a certificate hereof is furnished, is requested to

rely upon these resolutions until receipt by the requesting party of written notice of changes, if any therein.

DATED to be effective as of the 22th day of October 2020.

By: ______________________
Gary Blum, Chairman of the Board, Director

By: ______________________
Kevin Hagen, President and Director

NOTARIZATIONS:

WITNESSTH:
State of Florida)
) ss.
County of ________)

On October ____, 2020 before me, the undersigned notary public, personally appeared **Gary Blum** who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the entity upon behalf of which he acted, executed the instrument. Witness my hand and official seal

____
Signature of Notary

WITNESSTH:
State of Florida)
) ss.
County of Broward)

On October 22, 2020 before me, the undersigned notary public, personally appeared **Kevin Hagen** who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the entity upon behalf of which he acted, executed the instrument. Witness my hand and official seal

____
Signature of Notary

WAGNER MOURA
MY COMMISSION #HH024554
EXPIRES: JUL 28, 2024
Bonded through 1st State Insurance

HYUN IL LEE
COMM. # 2314606
NOTARY PUBLIC-CALIFORNIA
LOS ANGELES COUNTY
MY COMM. EXP. DEC. 27, 2023

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California
County of Los Angeles
Subscribed and sworn to (or affirmed) before me on this 21 day of October, 20 20,
by GARY LEE BLUM,
proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

Notary Public Signature ______________________